EXHIBIT 33.4

MANAGEMENT'S ASSESSMENT OF COMPLIANCE
WITH REGULATION AB SERVICING CRITERIA

College Loan Corporation (the "Administrator") asserts as of December 31, 2006 and for the period from January 1, 2006 to December 31, 2006 (the "Reporting Period") and as required by Item 1122(a) of Regulation AB of the Securities and Exchange Commission ("Regulation AB"), that:

1.	The Servicer is responsible for assessing compliance as of and for the Reporting Period with the servicing criteria set forth in Item 1122 (d) of Regulation AB, excluding the criteria which we have concluded are not applicable to the servicing activities we perform as indicated on Appendix A, attached hereto, (the "Regulation AB Compliance Matrix") with respect to the asset backed securitization transactions backed by student loan receivables listed on Appendix B (the "Regulation AB Platform")

2.	The Servicer has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Servicer has complied, in all material respects, with the Applicable Servicing Criteria with respect to Regulation AB for the Regulation AB Platform;

3.	As it relates to Item 1122(d)(3)(ii), the Servicer is responsible only for computing amounts that will be allocated to investors. The Servicer is not responsible for remitting the allocated amounts to investors, which is the responsibility of the trustee;

4.	Grant Thornton LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Regulation AB Compliance Matrix as of and for the Reporting Period as set forth in this assertion.

The Servicer's assertion is limited to activities processed on the Regulation AB Platform during the Reporting Period. It does not include an assessment of the impact of activities processed prior to the Reporting Period that might have affected the amounts reported by the Servicer during the Reporting Period.

          IN WITNESS WHEREOF, the undersigned has executed this Report of the Servicer as of March 30, 2006.

COLLEGE LOAN CORPORATION By: /s/ Elizabeth Wood Name: Elizabeth Wood, CPA Title: Chief Financial Officer

APPENDIX A

Compliance Consideration Items                                                    Required Compliance
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                                                                                         Applicable     NA
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     Item #           General Servicing Considerations
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1122(d)(1)(i)         Policies and procedures are instituted to monitor any                  X
                      performance or other triggers and events of default in
                      accordance with the transaction agreements.
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1122(d)(1)(ii)        If any material servicing activities are outsourced to third                      X
                      parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
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1122(d)(1)(iii)       Any requirements in the transaction requirements to maintain a                    X
                      back-up servicer for the pool assets are maintained.
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1122(d)(1)(iv)        A fidelity bond and errors and omissions policy is in effect                      X
                      on the party participating in the servicing function
                      throughout the reporting period in the amount of coverage
                      required by and otherwise in accordance with the terms of the transaction agreements.
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                      Cash Collection & Administration
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1122(d)(2)(i)         Payments on pool assets are deposited into the appropriate                        X
                      custodial bank accounts and related bank clearing accounts no more than 2 business days of receipt, or such other number of days specified in the transaction agreements.
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1122(d)(2)(ii)        Disbursements made via wire transfer on behalf of an obligor                      X
                      or to an investor are made only by authorized personnel.
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1122(d)(2)(iii)       Advances of funds or guarantees regarding collections, cash                       X
                      flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
                      specified in the transaction agreements.
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1122(d)(2)(iv)        The related accounts for the transaction, such as cash reserve                    X
                      accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
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1122(d)(2)(v)         Each custodial account is maintained as a federally insured                       X
                      depository institution as set forth in the transaction
                      agreements. For purposes of this criterion, "federally
                      insured depository institution" with respect to a foreign
                      financial institution means a foreign financial institution that meets the requirements of 240.13k-1(b)(1) of this chapter.
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1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent unauthorized                     X
                      access.
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1122(d)(2)(vii)       Reconciliations are prepared on a monthly basis for all asset          X
                      backed accounts, including custodial accounts and related bank clearing accounts.  These reconciliations: (A) Are
                      mathematically accurate; (B) Are prepared within 30 calendar days after the bank statement cutoff date, or such other
                      number of days specified in the transaction agreements; (C)
                      Are reviewed and approved by someone other than the person who prepared the reconciliations; and (D) Contain explanations for reconciling items.  These reconciling items are resolved
                      within 90 calendar days of their original identification, or such other number of days specified in the transaction
                      agreements.
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                      Investor Remittances & Reporting
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1122(d)(3)(i)         Reports to investors, including those to be filed with the             X
                      Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically such reports (A) Are prepared in accordance with timeframes and other terms set forth in the transaction agreements;
                      (B) Provide information calculated in accordance
                      with the terms specified in the transaction agreements;
                      (C) Are filed with the Commission as required by its rules and regulations; and (D) Agree with investors' or the
                      trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
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1122(d)(3)(ii)        Amounts due to investors are allocated and remitted in accordance       X
                      with timeframes, distribution priority and other terms set forth in the transaction agreements.
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1122(d)(3)(iii)       Disbursements made to an investor are posted within two business                    X
                      days to the  servicer's investor records, or such other number of days specified in the transaction agreements.
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1122(d)(3)(iv)        Amounts remitted to investors per the investor reports agree with        X
                      cancelled  checks, or other form of payment, or custodial bank statements.
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                      Pool Asset Administration
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1122(d)(4)(i)         Collateral or security on pool assets is maintained as required by the               X
                      transaction agreements or related pool asset documents.
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1122(d)(4)(ii)        Pool assets and related documents are safeguarded as required by the                 X
                      transaction agreements.
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1122(d)(4)(iii)       Any additions, removals or substitutions to the asset pool are made,      X
                      reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
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1122(d)(4)(iv)        Payments on pool assets, including any payoffs, made in accordance                   X
                      with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g. escrow) in accordance with the
                      related pool asset documents.
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1122(d)(4)(v)         The servicer's records regarding the pool assets agree with the                      X
                      servicer's records with respect to an obligor's unpaid principal balance.
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1122(d)(4)(vi)        Changes with respect to the terms or status of an obligor's                          X
                      pool assets (e.g. loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                      documents.
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1122(d)(4)(vii)       Loss mitigation or recovery actions (e.g., forbearance plans,                        X
                      modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                      requirements established by the transaction agreements.
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1122(d)(4)(viii)      Records documenting collection efforts are maintained during                         X
                      the period a pool asset is delinquent in accordance with the transaction agreements,  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone call, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
                      unemployment).
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1122(d)(4)(ix)        Adjustments to interest rates or rates of return for pool                            X
                      assets with variable rates are computed based on the related pool asset documents.
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1122(d)(4)(x)         Regarding any funds held in trust for an obligor (such as                            X
                      escrow accounts): (A) Such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                      annual basis, or such other period specified in the
                      transaction agreements; (B) Interest on such funds is paid, or credited to obligors in accordance with applicable pool asset documents and state laws; and (C) Such funds are
                      returned to the obligor within 30 calendar days of full
                      repayment of the related pool assets, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xi)        Payments made on behalf of an obligor (such as tax or                               X
                      insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                      been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)       Any late payment penalties in connection with any payment to                        X
                      be made on behalf of an obligor are paid from the servicer's fund not charged to the obligor, unless the late payment was due to the obligor's error or omission.
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1122(d)(4)(xiii)      Disbursements made on behalf of an obligor are posted within                        X
                      two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                      transaction agreements.
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1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are                           X
                      recognized and recorded in accordance with the transaction agreements.
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1122(d)(4)(xv)        Any external enhancement or other support, identified in Item                       X
                      1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                      maintained as set forth in the transaction agreements.
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APPENDIX B

College Loan Corporation Trust I